UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2004

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)	92806-2101 (Zip Code)

(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 19, 2004, Pacific Sunwear of California, Inc. (the “Company”) announced the appointment of Gerald M. Chaney, 57, to the position of Senior Vice President and Chief Financial Officer, effective Thursday, December 2, 2004. The full text of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

     Mr. Chaney served as Senior Vice President of Finance and Chief Financial Officer of Polo Ralph Lauren Corporation from November 2000 through November 2004, and as Senior Vice President of Finance and Chief Financial Officer of Kellwood Company from December 1998 to November 2000.

     Under the terms of an offer letter, Mr. Chaney’s annual base salary will be $550,000. Mr. Chaney will receive a guaranteed bonus of $250,000 for fiscal 2004, and thereafter be eligible for a target bonus of 50% of base salary and a maximum of 100% of base salary (80% of which is earnings related and 20% of which is individual performance based). Mr. Chaney will be granted nonqualified stock options to purchase 100,000 shares of Common Stock December 2, 2004 with an exercise price equal to fair market value on that date and vesting 25% on the first anniversary of the date of grant with the balance vesting over the following 36 months in equal monthly installments. In addition, Mr. Chaney will be granted 25,000 additional shares of nonqualified stock options at the time annual grants are made to employees in calendar 2005. These additional options will have an exercise price equal to fair market value on the grant date and have similar vesting terms. The full text of the offer letter is included as Exhibit 10.1 to this report and is incorporated herein by reference.

     The Company and Mr. Chaney have also entered into a severance agreement as of November 22, 2004. If the Company terminates Mr. Chaney without cause, he will be eligible to receive continued payment of his base salary for a period of twelve (12) months following the date of termination, subject to mitigation for any amounts earned by Executive from a subsequent employer. In addition, if Mr. Chaney is terminated without cause during the fourth fiscal quarter of the year, the Company will pay Mr. Chaney within 90 days of the end of the Company’s fiscal year, a pro rata portion of the bonus payment that would otherwise have been received by him for that year. The full text of the severance agreement is included as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Offer Letter dated November 22, 2004, between the Company and Gerald M. Chaney

10.2	Severance Agreement, dated November 22, 2004, between the Company and Gerald M. Chaney

99.1	Press Release issued by the Company on November 19, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004	Pacific Sunwear of California, Inc.

/s/ GREG H. WEAVER Greg H. Weaver Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter dated November 22, 2004, between the Company and Gerald M. Chaney

10.2	Severance Agreement, dated November 22, 2004, between the Company and Gerald M. Chaney

99.1	Press Release issued by the Company on November 19, 2004